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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------
                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  October 21, 1998


                            CARDIOGENESIS CORPORATION
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             (Exact name of registrant as specified in its charter)

       Delaware                     0-228424                     77-0352469
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(State of Incorporation      (Commission File Number)       (I.R.S. Employer
    or Organization)                                       Identification No.)

540 Oakmead Parkway, Sunnyvale, California                        94086
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone no., including area code:  (408) 328-8500
                                                  --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

Business Combination

         On October 21, 1998, CardioGenesis Corporation (the "Company") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Eclipse Surgical Technologies, Inc. ("Eclipse") and Eclipse's wholly-owned subsidiary, RW Acquisition Corporation ("Merger Sub"). The Reorganization Agreement, attached hereto as Exhibit 2.1, provides that, upon satisfaction of certain conditions, the Company and Eclipse will consummate a business combination by means of the merger of Merger Sub into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Eclipse (the "Merger").

         The Merger is structured to be tax-free reorganization, and is intended to be accounted for as a pooling of interests.

         In connection with the Merger, each outstanding share of Company Common Stock, $0.001 par value per share ("Company Common Stock"), will be converted into 0.8 of a share of Eclipse Common Stock, no par value per share ("Eclipse Common Stock"), and each outstanding option or right to purchase a share of Company Common Stock will be assumed by Eclipse and converted into an option or right to purchase 0.8 of a share of Eclipse Common Stock, with the exercise price adjusted accordingly. The Company and Eclipse have received fairness opinions from their respective financial advisors in connection with the Merger.

         Each party's obligation to consummate the Merger is contingent upon approval and adoption of the Reorganization Agreement and the Merger by the stockholders of the Company, the approval of the issuance of shares of Eclipse Common Stock to be issued in the Merger (the "Eclipse Stock Issuance") by the shareholders of Eclipse, the absence of a material adverse change with respect to the other party, favorable legal opinions to the effect that the Merger will be treated for federal income tax purposes as a tax-free reorganization, the receipt of an independent accountant's opinion that the Merger will be treated as a pooling of interests for accounting purposes, and certain other conditions set forth in the Reorganization Agreement. Each of the Company and Eclipse has covenanted that, until the consummation of the Merger or the termination of the Reorganization Agreement, it will carry on its business in the ordinary course and attempt to preserve its present business and relationships with customers, suppliers and others, and will not take certain actions without the other's consent, and will use its best efforts to consummate the Merger.

         The Company and Eclipse have both agreed not to solicit, initiate discussions or engage in negotiations with any other party relating to a possible acquisition of either company, except that if the Board of Directors of either company receives an unsolicited proposal that is financially more favorable to its stockholders or shareholders than the Merger (a "Superior Proposal"), then the Board of Directors of that company will not be prevented from providing information to the party making the proposal, from communicating the proposal to its stockholders or shareholders, or from making a recommendation to its stockholders or shareholders in favor of the proposal should the directors' fiduciary duties so require. However, under certain conditions set forth in the Reorganization Agreement, such as if the Board of Directors of either the Company or Eclipse withholds, withdraws or modifies in an adverse manner its recommendation in favor of the adoption and approval of the Merger or the Eclipse Stock Issuance, or if the Board of Directors of either company recommends a Superior Proposal to its stockholders or shareholders, or in the case of an adverse stockholder or shareholder vote on the Merger or the Eclipse Stock Issuance, either company may be required to pay to the other party a termination fee of $3,000,000.

         The foregoing description of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Reorganization Agreement.

         Certain affiliates of the Company and Eclipse have entered into voting and affiliate agreements with Eclipse and the Company, respectively, in connection with the Merger. The Company voting and affiliate agreements are attached hereto as Exhibits 99.1 and 99.2, respectively. The Company voting agreements provide that the stockholders will vote their shares of Company Common Stock in favor of the approval and adoption of the Reorganization Agreement and the Merger. The Eclipse voting agreements provide that the shareholders will vote their shares of Eclipse Common Stock in favor of the Eclipse Stock Issuance. The affiliate agreements contain certain restrictions required for "pooling of interests" accounting and, in the case of the Company stockholders, restrictions under Rule 145 of the Securities Act of 1933, as amended.

         It is anticipated that, assuming all conditions to the Merger are satisfied, the Merger will occur and a closing will be held in the first calendar quarter of 1999. The obligations of the parties under the Reorganization Agreement may be terminated by either party if the Merger has not occurred by February 28, 1999.

         On October 22, 1998, the Company and Eclipse issued a press release related to the Reorganization Agreement. The press release is attached hereto as
Exhibit 99.3.

        The Exhibits hereto are incorporated by reference herein and form an integral part hereof.


        Item 7.  Financial Statements and Exhibits.

               Exhibits.

                   2.1 Agreement and Plan of Reorganization, dated as of October 21, 1998, among Eclipse Surgical
                             Technologies, Inc., RW Acquisition Corporation and the Company.
                  99.1       Form of Voting Agreement, dated as of October 21,
                             1998, between Eclipse and certain affiliates of the Company.
                  99.2 Form of Affiliate Agreement, dated as of October 21, 1998, between the Company and certain affiliates of the Company.
                  99.3       Press Release dated October 22, 1998.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CARDIOGENESIS CORPORATION


                                            /s/ Allen W. Hill
                                            ------------------------------------
                                            Allen W. Hill, President
                                            and Chief Executive Officer

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                                  EXHIBIT INDEX

                 Exhibit

                   2.1 Agreement and Plan of Reorganization, dated as of October 21, 1998, among Eclipse Surgical
                             Technologies, Inc., RW Acquisition Corporation and the Company.

                  99.1       Form of Voting Agreement, dated as of October 21,
                             1998, between Eclipse and certain affiliates of the Company.

                  99.2 Form of Affiliate Agreement, dated as of October 21, 1998, between the Company and certain affiliates of the Company.

                  99.3       Press Release dated October 22, 1998.